SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2005
                                                         ----------------


                         KINGS ROAD ENTERTAINMENT, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or organization)

        0-14234                                       95-3587522
 ----------------------                     ---------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

447 B Doheny Drive, Beverly Hills, California                         90210
---------------------------------------------                         -----
 (Address of principal executive offices)                          (Zip Code)

                                  310-278 9975
                                  ------------
              (Registrant's telephone number, including area code)


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
Item 3.02 Unregistered Sale of Equity Securities.

     On January 16, 2004, the Company authorized the issuance of 1,500,000 restricted shares of common stock at a price of $0.10 per share, in full satisfaction of $150,000 due and owing by the Company to the following services providers for services rendered to the Company and officers and directors of the Company for unpaid accrued compensation:


Creditor Name                       Nature of Debt            Amount Converted          Shares Issued
--------------------------------------------------------------------------------------------------------------
Gordon Jones
/ J & J Consulting                  Accounting Services       $        20,000.00                 200,000

Deborah Nugent                      Administrative
                                    Services                  $        20,000.00                 200,000

Geraldine L. Blecker                Unpaid accrued
(Officer and Director)              Compensation              $        40,000.00                 400,000

Christian De Frank                  Unpaid accrued
(Officer and Director)              Compensation              $        40,000.00                 400,000

Endeavour Broadcast                 Consulting Services       $        30,000.00                 300,000
--------------------------------------------------------------------------------------------------------------
Total                                                         $        150,000.00                1,500,000

     Pursuant to the agreement with Gordon Jones, the Company agreed that at such time as the Company is current in the filing of all of its period reports and eligible, the Company will file a Registration Statement on Form S-8 along with the requisite re-offer prospectus to register the shares issued to Gordon Jones, for resale.

     Also on January 16, 2004, the Company authorized the issuance of 100,000 restricted shares of common stock to Philip Holmes, in consideration for past director services provided to the Company.

     Said shares were issued pursuant to an exemption from registration provided by Section 4(2) and 4(6) of the Securities Act of 1933.

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
                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                Kings Road Entertainment, Inc.
                                                (Registrant)


Dated: February 2, 2005                         /S/ Geraldine Blecker
                                                -------------------------------
                                                By:  Geraldine Blecker
                                                Its:  Chief Executive Officer


Dated: February 2, 2005                         /S/ Geraldine Blecker
                                                -------------------------------
                                                By:  H. Martin DeFrank
                                                Its: President and
                                                     Chief Financial Officer

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